UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Resignation and Appointment of Directors

On September 30, 2024, George Sekulich resigned as a member of the Board of Directors, or the Board, of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) in connection with the termination of his employment as our Chief Commercial Officer on October 4, 2024.

At a meeting of the Board held on October 1, 2024, the Board appointed Jon Kuwahara to fill the resulting vacancy on the Board of Directors. The Board also appointed Mr. Kuwahara to serve as the Chair of the two-person Audit Committee of the Board.

Mr. Kuwahara, age 58, previously served as a director of Emmaus and as Chairman of the Audit Committee and a member of the Corporate Governance and Compensation Committees of the Board from January 2016 to September 2018. He has served as Vice President – Finance of Crinetics Pharmaceuticals, Inc. (NASDAQ: CRNX), San Diego, California, since August 2021. Prior to that time, Mr. Kuwahara served as Senior Vice President – Finance and Administration of Novus Therapeutics, Inc. (NASDAQ: NVUS), Irvine, California, from July 2016 to July 2021 and in senior finance and accounting positions with a number of other life sciences companies. Mr. Kuwahara is a Certified Public Accountant and holds a Bachelor of Business Administration, Accounting, degree from the University of Hawaii at Manoa, Honolulu, Hawaii.

There are no family relationships between Mr. Kuwahara and any of our other directors, executive officers, or persons nominated or chosen to become a director or executive officer.  Mr. Kuwahara is not party to any current or proposed transaction for which disclosure is required under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2024	EMMAUS LIFE SCIENCES, INC.

	By:	/s/ YASUSHI NAGASAKI
	Name:	Yasushi Nagasaki
	Title:	Chief Financial Officer

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